December 2015

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, rate base, and future electric sales. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to successfully integrate the operations of the Integrys companies with its own operations; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the heading “Risk Factors,” as well as those factors described in the forward-looking statement cautionary language, contained in both WEC Energy Group’s and Integrys Holding’s Form 10-Ks for the year ended December 31, 2014 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 A Transformational Step  On June 29, Wisconsin Energy acquired Integrys in a transaction valued at $9 billion

3 Key Transaction Metrics  One-Day Premium 17%  Price to Book 1.7x  Enterprise Value to Rate Base 1.55x  Price/Earnings FY One 20.0x* * Based on 2014 , the year in which the merger was announced

4 Strategic Rationale Transaction Overview  Acquisition creates the leading electric and natural gas utility in the Midwest  Meets or exceeds WEC’s acquisition criteria Accretive to earnings per share starting in first full calendar year of combined operations Largely credit neutral Long-term growth prospects of combined entity equal to or greater than stand-alone company

5 The New Look WEC  Same top management team  New growth platform  Focused on the energy and infrastructure needs of 4.4 million customers across the heartland Chicago, IL

6 Customer-Facing Brands Electric Generation and Distribution Electric Transmission 60% ownership Natural Gas Distribution

7 WEC Energy Group  $16.4 billion market cap (1)  1.6 million electric customers  2.8 million gas customers  60% ownership of ATC  70,000 miles electric distribution  44,000 miles gas distribution  $17 billion of rate base (2) We Energies Michigan Gas Utilities Corporation Minnesota Energy Resources Corporation North Shore Gas Company The Peoples Gas Light and Coke Company Wisconsin Public Service Corporation Company Statistics Service Territory (1) As of 9/30/15 (2) Projected year-end 2015

8 Well Positioned for the Future Our Portfolio of Regulated Businesses Electric Generation and Distribution 66% Gas Distribution 23% Electric Transmission 11% Based on 2014 regulated earnings

9 Well Positioned for the Future Rate Base Investment by Jurisdiction* 70% 14% 13% 4% WI FERC IL MI/MN *Actual 2014 Rate Base

10 Well Positioned for the Future Drivers and Differentiators for Premium Growth  Power the Future - $2.8 billion of total investment  12.7 percent equity return  60 percent owner of one of the largest transmission companies in America  “Deliver the Future” capital spending over multiple years supported by a balanced regulatory climate

11 Well Positioned for the Future WEC Energy Group  Focused on the fundamentals:  World-class reliability  Operating efficiency  Financial discipline  Exceptional customer care

12 Well Positioned for the Future A Compelling Value Proposition  For 2016, targeting earnings per share growth of 6-8 percent  Beyond 2016, earnings per share expected to grow at 5-7 percent annually  More than 99 percent of earnings from regulated operations  Projecting dividend growth in line with earnings growth  Building on our strength

13 A Track Record of Performance Consistent Earnings and Dividend Growth WEC is the only company in the S&P Electric Index S&P Utilities Index Philadelphia Utility Index Dow Jones Utilities Average that has grown earnings per share and dividends per share every year for the past 12 years

14 A Track Record of Performance Industry Leading Total Shareholder Returns 0% 50% 100% 150% 200% 250% 300% 350% One Year Three Year Five Year Ten Year WEC S&P Utilities Index S&P Electric Index Philadelphia Utility Index Dow Jones Utilities Average Annualized returns for periods ending 12/31/2014 Source: Bloomberg data, assumes all dividends were reinvested and returns were compounded daily 317.9%

15 A Track Record of Performance Industry Leading Dividend Growth  In two steps, raised the dividend by 17.3 percent in 2015  Targeting dividend payout of 65-70% of earnings  Dividend expected to grow in line with earnings *Annualized based on new quarterly dividend of $0.4575 2010 2011 2012 2013 2014 2015 $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* Annualized Dividends Per Share

16 A Track Record of Performance Plan to Increase Dividend 8.2% Projected quarterly dividend per share 45.75¢ 49.50¢ 2015 2016 8.2%

17 A Track Record of Performance Leading Reliability and Customer Satisfaction We Energies  Most reliable utility in Midwest for 5th consecutive year  Top quartile in the Midwest for customer service and power quality(1)  Top quartile nationally for customer service(2) Wisconsin Public Service  #2 in the Midwest for overall customer satisfaction(3) (1) Source: 2015 J.D. Power and Associates Electric Residential Customer Satisfaction Study/Large Utilities (2) Source: 2015 J.D. Power and Associates Gas Business Study (3) Source: 2015 J.D. Power and Associates Electric Business Customer Satisfaction Study/Midsize Utilities

18 Delivering the Future  Projected capital investment of $1.4 – $1.55 billion annually  Committed to infrastructure investment that will:  Renew and modernize our delivery networks  Meet new environmental standards  Reduce operating costs for customers

19 We Energies Major Construction Projects West Central Gas Expansion Project  Largest expansion of gas distribution network in our history  On time and better than budget at approximately $130 million  In-service November 2015

20 We Energies Major Construction Projects Converting the Valley Power Plant from coal to natural gas  $60 to $62 million of investment  On time and on budget  In-service November 2015

21 We Power Major Construction Projects Fuel flexibility initiative at our new Oak Creek units  $21 million projected investment for plant modifications  $58 million projected investment for storage, fuel handling  Significant reduction in fuel costs for our customers

22 Wisconsin Public Service Major Construction Projects System Modernization and Reliability Project  $220 million of projected investment from 2014-2018  Converting more than 1,000 miles of overhead distribution power lines to underground in northern Wisconsin  Adding distribution automation equipment on 400 miles of lines

23 Peoples Gas Major Construction Projects Accelerated Main Replacement Project  Extensive effort to modernize natural gas infrastructure in City of Chicago  Investment recovery under a monthly bill rider  Projecting $250 million average investment annually  Enabling legislation in effect from 2014 – 2023

24 2016 Guidance  2015 projected legacy WEC earnings of $2.72* per share  Targeting 2016 earnings per share growth of 6-8 percent  Guidance for 2016: $2.88 to $2.94 per share** *Please reference last slide for explanation of what is excluded from legacy WEC ** 2016 earnings per share exclude any potential remaining acquisition related costs

25 Line of Business View Five Year Capital Projection 2016-2020 $288 $288 $277 $277 $277 $356 $415 $434 $413 $406 $755 $850 $837 $858 $866 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2016 2017 2018 2019 2020 In millions  Annual capital expenditure of $1.4 - $1.55 billion  Total capital spend over the five-year period of $7 - $8 billion $1,399 $1,553 $1,547 $1,547 $1,548

26 State View Five Year Capital Projection 2016-2020 $288 $288 $277 $277 $277 $650 $795 $805 $805 $806 $402 $402 $398 $398 $398 $59 $68 $67 $67 $67 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2016 2017 2018 2019 2020 In millions  Depreciation at the utilities expected to average $770 million annually over the five-year period Clean Power Plan Compliance $1,547 $1,399 $1,553 $1,547 $1,548

27 Capital Plan Summary  Capex more than double stand-alone plan  Continues to be driven primarily by investments in our delivery infrastructure ... no “big bets”  Multiple customer-benefitting projects to choose from

28 Earnings Growth Drivers Plus Additional Growth Opportunities  Outside ATC Traditional Footprint  Clean Power Plan investment $2.7 $5.7 Projected year-end 2015 rate base ($ billions) $12.4 $2.8 $1.8 Utilities TF Transmission Note: Power the Future value is book value of investment. Core Investment  Rate Base: $7 - $8 billion of projected rate base investment from 2016-2020  ATC – Traditional Footprint  $3.7 to $4.5 billion 10 year capital plan  WEC Ownership 60%  Power the Future: ROE of 12.7% on historical and new investment

29 Preliminary assessment EPA’s Clean Power Plan  Plan calls for Wisconsin to reduce CO2 emissions by 41%  First compliance deadline is 2022  Approximately two-thirds of the reductions must be achieved by 2022  EPA rule envisions natural gas combined cycle plants operating at a 75% capacity factor. Technically feasible. But …  Transition from historic practice of economic dispatch to environmental dispatch?

30 Line of Business View Ten Year Capital Projection 2016-2025 $288 $288 $277 $277 $277 $277 $277 $277 $277 $277 $356 $415 $434 $413 $406 $406 $406 $396 $396 $396 $755 $850 $837 $858 $866 $861 $861 $839 $839 $839 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 In millions  Annual capital expenditure of $1.4 - $1.55 billion  Total capital spend over the 10-year period of $14 - $15.5 billion Clean Power Plan Potential - $2.2 billion?? Clean Power Plan

31 Poised for Growth Key Takeaways for WEC Energy Group  Leading electric and natural gas utility in the Midwest  One of the top ten natural gas distribution companies in the nation  Long-term earnings per share growth of 5-7% projected annually – driven by multi-year infrastructure projects  Targeting dividend growth in line with growth in earnings per share  Majority ownership of American Transmission Company brings additional transmission investment opportunity  Positioned to deliver among the best risk-adjusted returns in the industry

Appendix

33 An “Earn and Return” Company with a Low Risk Profile Well Positioned for the Future  Diversified across 5 (including FERC) regulatory jurisdictions  Strong financial condition  $16.4 billion market cap enhances liquidity*  Top-tier record of producing shareholder value  Strong, experienced management Broadened transmission and gas business Low near-term rate case risk No required equity issuances Attractive EPS growth potential Continued strong dividend growth potential *As of 9/30/15

34 A Track Record of Performance Strong Financial Condition 0 20 40 60 80 100 120 AA - A A- BBB+ BBB BBB- Below Investment Grade Number of Issuers *Source: 2015 Standard & Poor’s Financial Services LLC. Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

35 35.5% 16.4% 16.2% 10.7% 6.6% 1.4% 1.2% 1.2% 10.8% Wisconsin Electric We Power Wisconsin Public Service Corporation Peoples Gas Wisconsin Gas Minnesota Energy Resources North Shore Gas Michigan Gas Utilities ATC Composition of Rate Base Total Projected 2015 Rate Base of $17.0 billion

36 Positioned for the Future American Transmission Company Key Assumptions  ATC rate base at year end 2015: $3.1 billion  ATC projected capital program 2015 – 2024: $3.7-$4.5 billion  Implies average $171 million effective annual (FERC) rate base growth for WEC from 2015 to 2017  12.2% ROE* (with true-ups); 50% equity Projected Capital Expenditures (Millions of Dollars) *Currently under FERC review $372 $565 $612 $402 $223 $339 $367 $241 $0 $100 $200 $300 $400 $500 $600 $700 2015 2016 2017 2018 ATC WEC portion 60%

37 Positioned for the Future American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC interest: 30%  Investment opportunities:  Potential expansion of California’s Path 15 transmission line  Zephyr Power Transmission Project  Other transmission projects throughout the U.S.

38 Positioned for the Future State-of-the-Art Generation Fleet Natural gas – 3,753 megawatts  Port Washington Generating Station among the lowest cost combined-cycle plants in country Coal – 5,044 megawatts  Oak Creek heat rate is top 5% in country  80% of generation equipped with latest emission control technology Renewables – 483 megawatts  Wisconsin’s two largest wind farms Hydro – 169 megawatts *Owned nameplate capacity

39 Positioned for the Future Supporting a Clean Energy Future Over the past decade, WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost  Retired older, less-efficient coal-fired generation  Added two combined cycle natural gas units  Added state-of-the-art, coal-fired generation with performance that ranks among the most thermally efficient coal-fired units in the nation  Invested more than $1 billion in renewable energy – including the state’s two largest wind energy sites  Invested more than $1.5 billion in air quality systems

40 Balanced Regulatory Environment Rate Case Update  Wisconsin  Filed a Wisconsin Public Service case in April for rates effective January 2016  Oral order received in November. Expect written decision by the end of the year  Michigan  Filed a Michigan Gas Utilities case in June for rates effective January 2016 - settlement reached November 24, 2015  Minnesota  Filed a Minnesota Energy Resources case in September for interim rates effective January 2016* *Subject to refund

41 Rate-Making Parameters By Company Utility Equity Layer(1) Allowed ROE Wisconsin Electric 51% 10.2% WPS 51% 10.0%(2) Wisconsin Gas 49.5% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.31% 9.35% Michigan Gas Utilities 52%(3) 9.9%(3) 1. Represents equity layer in rates 2. Expected ROE effective January 2016 based on PSCW discussion of rate case 3. Effective January 2016

42 Key Rate Making Components Area PGL NSG MERC MGU Wisconsin – Electric Wisconsin – Gas Michigan Gas Pipeline Replacement Rider X Bad Debt Rider X X Bad Debt Escrow Accounting WE WG Decoupling X X X Partial Fuel Cost Recovery 1 for 1 PGA recovery of prudent fuel costs +/- 2% band 1 for 1 recovery of prudent fuel costs Manufactured Gas Plant Site Clean Up Recovery X X X X N/A X X

43 Regulatory Environment  Wisconsin Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms  Michigan Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Ellen Nowak Chair R 07/2011 03/2019 Mike Huebsch R 03/2015 03/2021 Phil Montgomery R 03/2011 03/2017 Michigan Commissioners Name Party Began Serving Term Ends John D. Quackenbush Chair R 10/2011 07/2017 Norm Saari R 08/2015 07/2021 Sally Talberg I 07/2013 07/2019

44 Regulatory Environment  Illinois Commission  5 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms  Minnesota Commission  5 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2019 Miguel del Valle D 02/2013 01/2018 Sherina Maye I 03/2013 01/2018 Ann McCabe R 03/2012 01/2017 John Rosales D 03/2015 01/2019 Minnesota Commissioners Name Party Began Serving Term Ends Beverly Jones Heydinger Chair D 07/2012 01/2017 John Tuma R 02/2015 01/2021 Nancy Lange D 02/2013 01/2019 Dan Lipschultz R 01/2014 01/2020 Betsy Wergin R 08/2008 01/2016

45 Balanced Regulatory Environment Key Merger Provisions • Earnings cap at Wisconsin Electric and Wisconsin Gas • Joint Resource Plan for capacity needs of Wisconsin Electric and Wisconsin Public Service Wisconsin • 2-year requirement for minimum level of jobs • 2-year base rate freeze • 3-year capital commitment • Follow the recommendations of the 3rd party audit of the gas pipeline replacement program Illinois • If requested, either invest in and/or purchase power from a new power plant (which would enable retirement of the Presque Isle Plant) • Expect to pursue the formation of a Michigan-only utility for our customers in Michigan’s Upper Peninsula Michigan • No workforce reductions beyond normal attrition for two years Minnesota • For policy issues, WEC will only vote legacy TEG ownership of 34% of ATC FERC

Precedent Transactions

Announce Date	Closing Date	Target	Acquiror	1-Day Premium	FY1 P/E	FY2 P/E	Transaction Value ($mm)	Equity Value ($mm)	Price/Book	Enterprise Value/ Rate Base
10/26/15	Pending	PNY	DUK	42%	29.8x	28.0x	$6,700	$4,916	3.5x	n/a
9/4/15	Pending	TE	EMA.CN	48%[1]	23.3x	21.5x	$10,361	$6,480	2.5x	1.60x[2]
8/24/15	Pending	GAS	SO	38%	21.5x	20.6x	$11,978	$7,926	2.0x	n/a
02/25/2015	Pending	UIL	Iberdrola	25%[2]	21.7x	20.4x	$4,674	$2,983	2.2x	1.95x
12/03/2014	Pending	HE	NEE	19%	21.3x	18.1x	$4,300[3]	$2,615[3]	1.7x[3]	1.53x[3]
10/20/2014	Pending	CNL	Multiple	n/a[4]	20.5x	18.7x	$4,700	$3,343	2.1x	1.68x
06/23/2014	06/29/2015	TEG	WEC	17%	20.0x	18.5x	$9,020	$5,758	1.7x	1.55x
04/30/2014	Pending	POM	EXC	25%[1]	22.5x	20.8x	$12,193	$6,872	1.6x	1.58x
12/11/2013	08/15/2014	UNS	FTS.CN	30%	18.0x	17.9x	$4,282	$2,515	2.2x	1.55x
05/29/2013	12/19/2013	NVE	Berkshire	20%	18.3x	17.6x	$10,465	$5,592	1.6x	1.45x
			Average	29%	21.7x	20.2x			2.1x	1.61x
			Median	25%	21.4x	19.5x			2.1x	1.57x

Source: Barclays

1. *Based on unaffected date.*
2. *Based on press releases.*
3. *Assumes $8/share of equity value for the American Savings Bank. Book equity value based on Hawaiian Electric Company, Inc. (regulated subsidiary) balance sheet.*
4. *Company disclosed engagement in strategic transaction discussions prior to announcement of transactions.*

WEC Energy Group

46

47 Reconciliation of 2015 EPS from WEC Energy Group (GAAP) to Wisconsin Energy Stand Alone Adjustments: 1. Remove Integrys earnings for the last six months of 2015 2. Remove acquisition debt interest expense  $1.5 billion of funding: $1.2 billion in long-term debt, $300 million of commercial paper 3. Remove external and other acquisition costs 4. Modify effective tax rates to remove the impact of one-time adjustments 5. Remove incremental shares issued as part of the acquisition